UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 23, 2007
ULTRALIFE BATTERIES, INC.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation or organization)

0-20852	16-1387013

(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Technology Parkway, Newark, New York	14513

(Address of principal executive offices)	(Zip Code)
(315) 332-7100

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement
     Effective as of February 14, 2007, Ultralife Batteries, Inc. (the “Company”) entered into Forbearance and Amendment Number Six to the Credit Agreement (the “Forbearance and Amendment”) with JPMorgan Chase Bank, N.A. and Manufacturers and Traders Trust Company (together, the “Lenders”). The Company and the Lenders originally entered into the Credit Agreement as of June 30, 2004, and they subsequently amended the agreement on each of September 24, 2004, May 4, 2005, November 1, 2005, June 29, 2006 and February 14, 2007 (collectively, the “Credit Agreement”). Neither the Company nor any of its affiliates has any material relationship with the Lenders, other than in respect of the Credit Agreement. The terms and conditions of the Forbearance and Amendment were previously disclosed in the Company’s 8-K filing dated February 21, 2007.
     The Forbearance and Amendment provides that the Lenders will forbear from exercising their rights under the Credit Agreement and arising from the Company’s failure to comply with certain financial covenants in the Credit Agreement with respect to the fiscal quarter ended December 31, 2006. Specifically, the Company was not in compliance with the terms of the Credit Agreement because it failed to maintain the required debt-to-earnings and EBIT-to-interest ratios provided for in the Credit Agreement. Pursuant to the Forbearance and Amendment, the Lenders agreed to forbear from exercising their respective rights and remedies under the Credit Agreement until March 23, 2007 (the “Forbearance Period”), unless the Company breaches the Forbearance and Amendment or unless another event or condition occurs that constitutes a default under the Credit Agreement. Once the Forbearance Period ends, the Lenders may exercise their rights and remedies under the Credit Agreement without further notice or action.
     On March 23, 2007, the Company and the Lenders entered into Extension of Forbearance and Amendment Number Seven to Credit Agreement (the “Forbearance Extension”) which extended the Forbearance Period until May 18, 2007. The Forbearance Extension acknowledged that the Company continues not to be in compliance with the financial covenants identified above for the fiscal quarter ending December 31, 2006 and does not contemplate being in compliance for the fiscal quarter ending March 31, 2007.
Item 9.01   Financial Statements and Exhibits
(d)   Exhibits.

Item 10.1	Extension of Forbearance and Amendment Number Seven to the Credit Agreement, dated as of March 23, 2007, among Ultralife Batteries, Inc., JPMorgan Chase Bank, N.A. and Manufacturers and Traders Trust Company.

SIGNATURE

Dated: March 27, 2007	ULTRALIFE BATTERIES, INC.
	By:	/s/ Robert W. Fishback
Robert W. Fishback
Vice President of Finance & Chief Financial Officer

INDEX TO EXHIBITS
(10) Additional Exhibits

10.1	Extension of Forbearance and Amendment Number Seven to the Credit Agreement, dated as of March 23, 2007, among Ultralife Batteries, Inc., JPMorgan Chase Bank, N.A. and Manufacturers and Traders Trust Company.